UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 4, 2003



                               GFSB Bancorp, Inc.
------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Delaware                          0-25854                04-2095007
--------------------------------   -------------------   ----------------------
(State or other jurisdiction         (Commission File        (IRS Employer
of incorporation)                          Number)        Identification Number)



221 West Aztec Avenue, Gallup, New Mexico                          87301
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (505) 726-6500
                                                     --------------



                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               GFSB BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
----------------------------------------------------

         (c) Exhibits:

                  99.1     Press Release dated November 4, 2003



Item 12.  Results of Operation and Financial Condition
------------------------------------------------------

         On November 4, 2003, the Registrant issued a press release to report earnings for the quarter ended September 30, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES






         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           GFSB Bancorp, Inc.




Date:  November 4, 2003                    By: /s/Jerry R. Spurlin
                                               -------------------------
                                               Jerry R. Spurlin
                                               Chief Financial Officer
                                               (Duly Authorized Representative)